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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2004

CIBER, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23488 (Commission File Number)	38-2046833 (IRS Employer Identification No.)
5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 220-0100

CIBER, Inc.
Information to be included in the Report

Item 9. Regulation FD Disclosure

        On June 21, 2004, we issued a press release announcing the filing of a shelf equity registration statement with the Securities and Exchange Commission. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits.

99.1
Press release dated June 21, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.
Date: June 21, 2004	By:	/s/ DAVID G. DURHAM
David G. Durham Chief Financial Officer, Senior Vice President and Treasurer

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CIBER, Inc. Information to be included in the Report
  Item 9. Regulation FD Disclosure
  Item 7(c). Exhibits.
SIGNATURE